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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 10, 2001


                                -----------------


                                 SERACARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                      1-13977                 95-4343492
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

                        1925 CENTURY PARK EAST, SUITE 1970,
                                  LOS ANGELES, CA                  90067
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


                              --------------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 772-7777


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
                                -----------------

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ITEM 5. OTHER EVENTS

        On June 11, 2001, SeraCare, Inc. ("SeraCare") issued a press release (attached hereto as Exhibit 99.1) announcing that it had entered into an Agreement and Plan of Merger (the "Agreement") by and among Instituto Grifols, S.A., a company organized under the laws of Spain (the "Purchaser"), and SI Merger Corp, a Delaware corporation and wholly owned subsidiary of Purchaser ("Sub") (attached hereto as Exhibit 2.1), pursuant to which Sub will merge with and into SeraCare and SeraCare will become a wholly-owned subsidiary of Purchaser. In addition, certain stockholders of SeraCare have entered into a Primary Voting Agreement and a Secondary Voting Agreement to vote in favor of the merger, the adoption of the Agreement and all other actions necessary to consummate the merger (attached hereto as Exhibits 9.1 and 9.2). The merger is subject to certain closing conditions, including, among other things, the approval of SeraCare stockholders, consummation of financing for the transaction and expiration or termination of the waiting period under the Hart-Scott Rodino Antitrust Improvements Act.

        Immediately prior to the closing of the merger, SeraCare intends to distribute all of the outstanding shares of its life sciences business, conducted principally through SeraCare Life Sciences, Inc. (formerly known as The Western States Group, Inc.), ratably (1-for-1 basis) to SeraCare stockholders in a taxable spin-off transaction. Following the spin-off, SeraCare Life Sciences, Inc. will operate as an independent, publicly-traded company.

        The foregoing description of the Agreement, Primary Voting Agreement and Secondary Voting Agreement and transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Agreement, Primary Voting Agreement and Secondary Voting Agreement, copies of which are filed as exhibits hereto.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial statements of businesses acquired.

               Not applicable.

        (b)    Pro forma financial information.

               Not applicable.

        (c)    Exhibits.

               The following exhibits are filed as a part of this report:

Exhibit No.    Description
-----------    -----------

     2.1 Agreement and Plan of Merger by and among Instituto Grifols, S.A., SI Merger Corp. and SeraCare, Inc., dated June 10, 2001.

     9.1 Primary Voting Agreement by and among Instituto Grifols, S.A. and certain stockholders of SeraCare, Inc., dated June 10, 2001.

     9.2 Secondary Voting Agreement by and among Instituto Grifols, S.A. and certain stockholders of SeraCare, Inc., dated June 10, 2001.

     99.1      Text of press release of SeraCare, Inc. issued June 11, 2001.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SERACARE, INC.



                                         By:    /s/ Jerry L. Burdick
                                                --------------------
                                                Jerry L. Burdick
Date:   June 11, 2001                           Executive Vice President
                                                and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

     2.1 Agreement and Plan of Merger by and among Instituto Grifols, S.A., SI Merger Corp. and SeraCare, Inc., dated June 10, 2001.

     9.1 Primary Voting Agreement by and among Instituto Grifols, S.A. and certain stockholders of SeraCare, Inc., dated June 10, 2001.

     9.2 Secondary Voting Agreement by and among Instituto Grifols, S.A. and certain stockholders of SeraCare, Inc., dated June 10, 2001.

     99.1      Text of press release of SeraCare, Inc. issued June 11, 2001.